                                                         Pursuant to Rule 497(e)
                                                       Registration No. 33-16439

                      ROBERTSON STEPHENS INVESTMENT TRUST
                           FUND PROSPECTUS SUPPLEMENT
                   TO CLASS A PROSPECTUS DATED MARCH 1, 1998,
                         AS REVISED SEPTEMBER 22, 1998

CHANGE OF CONTROL OF RSIM. Members of senior management of Robertson Stephens Investment Management have agreed to purchase Robertson Stephens Investment Management Co. Inc. from BankAmerica Corporation. Robertson Stephens Investment Management Co. Inc. is the parent company of Robertson, Stephens & Company Investment Management, L.P. and RS Investment Management, Inc. After the transaction, RS Investment Management, Inc. would continue to serve as investment adviser to the Emerging Growth Fund, and Robertson, Stephens & Company Investment Management, L.P. would continue to serve as investment adviser to all of the other Funds.

Robertson, Stephens & Company Investment Management, L.P. is proposing to enter into sub-advisory agreements (i) for the Information Age and Value + Growth Funds, with Elijah Asset Management, LLC, a newly formed investment advisory firm owned principally by Ronald E. Elijah, who currently serves as portfolio manager for those Funds, and (ii) for a portion of the assets of The Contrarian Fund-TM-, with Eastbourne Management, L.L.C., a newly formed investment advisory firm owned principally by Rick Barry, who currently serves as a member of the portfolio management team for that Fund.

It is expected that, following the transaction, all of the persons currently serving as portfolio managers of the Funds will continue to serve as portfolio managers of the same Funds, either as employees of Robertson, Stephens & Company Investment Management, L.P. or RS Investment Management, Inc. or of Elijah Asset Management, LLC or Eastbourne Management, L.L.C.

The Trustees of the Trust have approved the proposed arrangements, to become effective upon consummation of the transaction. Implementation of the agreements is subject to approval of shareholders at a meeting expected to be held in February 1999.

DISTRIBUTOR. Provident Distributors, Inc. ("PDI"), with principal offices at Four Falls Corporate Center, 6th Floor, West Conshohocken, Pennsylvania 19428, serves as principal underwriter and distributor of shares of the Funds, replacing Edgewood Services, Inc.

                                                                JANUARY 27, 1999